                                                                    EXHIBIT 10.3

                                                             [LOGO APPEARS HERE]

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Existing Lease Abstract

Building:                45 - 18 Court Square -- LIC 3/rd/ Fl

Lease Date:              April 28, 1999

Landlord:                45 - 18 Court Square, LLC

Tenant:                  Community Networks

Premises:                Entire 3/rd/Floor

Rentable Area:           Approximately 20,000 RSF

Lease Term:              Five (5)Years

Lease Commencement:      Upon substantial completion of Landlord's work -
                         estimated to be 9/1999

Lease Expiration:        Five (5)years from substantial completion of Landlord'
                         work

Rent Commencement:       Upon substantial completion of Landlord's work -
                         estimated to be 9/1999

Base Rent:               Years 1 - 3: $18.50 pRSF
                         Years 4 - 5: $19.50 pRSF

Electricity:             Sub-meter plus a 3% administrative fee.

Real Estate Taxes:       Tenant shall pay their proportionate share of a
                         direct pass-through of actual Real Estate Tax increases over and above a 1999/2000 fiscal year.

Proportionate Share:     16 2/3%

Operating Expense:       Tenant shall pay their proportionate share of a direct
                         pass-through of actual operating expense increases in excess of the 1999 calendar year.

Use:                     General Office

Sublet/Assignment:       Tenant may sublet all or a portion of the premises or
                         assign the lease with prior written consent of owner, which may not be unreasonably withheld or delayed.
                         Landlord shall have the right to half of the sublease profits.

Termination Option(s):   N/A

Expansion Option(s):     Tenant shall have an ongoing Right of First Offer on
                         any vacant space in the building.

Security Deposit:        $32,500

Renewal Option(s):       Tenant shall have a five (5) year renewal option.

                                                                           Equis
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

                           [LETTERHEAD APPEARS HERE]




June 23, 1999



Mr. Scott Matukas
Community Networks
45-18 Court Square
Long Island City, NY 11101

RE: Lease for Third Floor

Dear Scott:

Enclosed please find one executed copy of the lease for the above referenced premises. We have already started the filing process to obtain the Permit so that this work may commence as soon as possible.

Immediately upon receipt of the specifications for the electric work in the "Network Room" I will price same and forward on to you for payment in accordance with our understanding.

I am very please that we were able to work this out and look forward to a long relationship with you and your company in the future.

Very truly yours,

/s/ Alan Zaretsky/RR
Alan Zaretsky
45-18 COURT SQUARE LLC

kk

Enc.

Via Federal Express

================================================================================
                          STANDARD FORM OF OFFICE LEASE
================================================================================

Agreement of Lease, made as of this 28th day of April 1999, between 45-18 Court Square, LLC having an office at 60 Morrow Ave., Scarsdale, New York 10583

Party of the first part, hereinafter referred to as OWNER, and Coaxicom, Inc. (dba Community Network/Community Telephone)


                    Party of the second part, hereinafter referred to as TENANT:
Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 20,000 square feet (the entire third floor) as per attached plan designated Suite 300 in the building known as 45-18 Court Square in the Borough of Queens, city of New York, for the term of Five (5) years

      (or until such term shall sooner cease and expire as hereinafter provided)
                                                               to commence on []
                 1st day of * nineteen hundred and ninety-nine, and to end on []
                     day of * 2004
both dates inclusive, at an annual rental rate of *
* See Rider annexed, Article 40.

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first                   monthly installment(s) on the execution hereof
(unless this lease be a renewal).
     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or With Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:
Rent      1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy 2. Tenant shall use and occupy demised premises for general offices and for no other purpose.

Tenant Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and the surrendered with the demised premises unless Owner, by notice to Tenant no late than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at tenant's expense.

Maintenance and Repairs

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in sugestion, selected from a list of at least two contactors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at Law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use of manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or equipments with respect thereto Tenant may, alter seeming Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemmed or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

        7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property - Loss, Damage, Reimbursement, Indemnity:

        8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporary closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligation, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant. Tenant's agents, contractors, employees, invitees or licenses Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim. Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unnreasonably withheld.

Destruction, Use and Other Casualty:

        9. (a) if the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) if the demised premises are partially damaged or tendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) if the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject in Owner's right to elect not to restore the same as hereinafter provided. (d) if the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may effect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrenders and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenants salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectibale and to the extent permitted by law, Owner and Tenant each hereby releases and waivers all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner wil not be obligated to repair any damage thereto or replace the same. (1) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

        10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired Term of said lease and assigns to Owner. Tenant's entire interest in any such award.

Assignment, Mortgage, Etc:

        11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, not underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant, as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

        12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other Tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss damages or expenses which Tenant may sustain.

Access to Premises:

        13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises. In any emergency at any other other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenants is not present to open and permit an entry into the premises, Owner of Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitations or abatement or rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.


Vault, Vault Space, Area:

             14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.


Occupancy:

             15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.


Bankruptcy:

             16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment of any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

             (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due thereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


Default:

             17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be take or occupied by someone other than Tenant; or if this lease be rejected under SS215 of Title II of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

             (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; of if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effect and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extention of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.


Remedies of Owner and Waiver of Redemption:

             18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and of keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any months shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.


Fees and Expenses:

             19. If Tenant shall default in the observance or performance of any term of covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures of incurring of such obligations, such sums shall be recoverable by Owner as damages.


Building Alterations and Management:

             20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.


No Representations by Owner:

             21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected on the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and addition rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real
Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulate shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or tendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first herein-above given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

29. As long as Tenant is not in default under any of the covenants of this lease, Owner shall provide: (a) necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Tenant's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall e permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owners for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated service elevator, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, boothblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof). Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

authorized to cause such excavation license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall of the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and regulations

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strickly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, In writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:
*
34. Tenant has deposited with Owner the sum of $ 31,250.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum,

[ILLEGIBLE]

including but not limited to, any damages or deficiency in the re-letting of the premises whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenant and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possesion of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors on assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.
-------------------------
* Space to be filled in or deleted

In Witness Thereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                           45-18 COURT SQUARE LLC
                                             ---------------------------------
/s/ Katrine Krasovic                         BY: /s/
--------------------------------             ---------------------------------
                                                       Alan Zaretsky

Witness for Tenant:                          COAXICOM DBA COMMUNITY TELEPHONE
                                             ---------------------------------

/s/ Susan B. Smith                           BY: /s/ Scott Matukus
--------------------------------             ---------------------------------
                                                       Tenant

                                ACKNOWLEDGMENTS



CORPORATE OWNER
STATE OF NEW YORK,    S.S.:
County of

   On this    day of             , 19   , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                                                                        :

that he is the              of

the corporation described in and which executed the foregoing, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                    ------------------------------------------------------------


INDIVIDUAL OWNER
STATE OF NEW YORK,    S.S.:
County of

   On this    day of             , 19   , before me

personally came

to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that                          he executed the same.


                    ------------------------------------------------------------


CORPORATE TENANT
STATE OF NEW YORK,    S.S.:
County of

   On this    day of             , 19   , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                                                                        :

that he is the              of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                    ------------------------------------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK,    S.S.:
County of

   On this    day of             , 19   , before me

personally came

to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                          he executed the same.


                    ------------------------------------------------------------

                                   GUARANTY

        FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non payment, non performance, or non observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.


Dated: ................................19.......................

 ................................................................
Guarantor

 ................................................................
Witness

 ................................................................
Guarantor's Residence

 ................................................................
Business Address

 ................................................................
Firm Name

STATE OF NEW YORK  ) ss.:
COUNTY OF          )

  On this       day of          , 19  , before me personally came
 ..................................................... to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                        .....................................
                                       Notary


                            IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                        IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises of the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises of the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

Address

Premises
=================================================

                  TO

=================================================
            STANDARD FORM OF

         [SEAL]  OFFICE   [SEAL]
                 LEASE

The Real Estate Board of New York, Inc.
(C)Copyright 1983. All rights Reserved.
Reproduction in whole or in part prohibited.
=================================================

Dated                             19

Rent per Year

Rent per Month

Term
From
To

Drawn by..................Checked by.............
Entered by................Approved by............
=================================================

                            RIDER ANNEXED TO LEASE
                             DATED APRIL 28, 1999
                                BY AND BETWEEN
                     45-18 COURT SQUARE, LIC, AS LANDLORD
                                      AND
                           COMMUNITY NETWORKS, INC.
                                   AS TENANT

40.  Minimum Annual Rent
     -------------------

     A. The term of this lease shall commence on the date the Landlord's Work (as hereinafter defined) is Substantially Completed (as hereinafter defined), which date is estimated to be the ninetieth (90th) day after the date Tenant has delivered Tenant's Plans (as hereinafter defined) to Landlord and Landlord has approved Tenant's Plans (the "Commencement Date") and shall expire, unless sooner terminated, on the last day of the calendar month in which occurs the fifth (5th) anniversary of the Commencement Date, unless the Commencement Date shall be the first day of a calendar month, in which event the term of this lease shall expire on the last day of the immediately preceding calendar month (the "Expiration Date").

     B.   Left Blank Intentionally.

     C. Tenant covenants and agrees to pay to Landlord as Minimum Annual Rent on the first day of each month during the term hereof, the following sums:

          (i) Years 1 through 3 - Three hundred seventy thousand ($370,000) dollars and no cents per annum payable in equal monthly installments of Thirty thousand eight hundred thirty-three dollars ($30,833.33) and thirty-three cents per month. (See Brokerage Agreement)

          (ii)      Years 4 and 5 - Three hundred ninety thousand
                    ($390,000) dollars and no cents per annum payable in equal monthly installments of Thirty-two thousand five hundred dollars ($32,500.00) and no cents per month. (See Brokerage Agreement)

     D.   Rent due for partial month(s) shall be prorated.

     E. The above annual sums shall be paid in equal monthly installments, in advance, on the first day of each month during said term at the office of Owner or at such other place as Owner may designate, without offset or deduction whatsoever.

     F. Tenant shall pay the first month's rent, in the sum of $30,833.33 upon the execution of this lease, the receipt of which is hereby acknowledged.

41.  Security Deposit
     ----------------

     Simultaneous with entry into possession of the Demised Premises, Tenant shall deposit with Owner the sum of $32,500.00 (See Article 94) as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum to which Tenant is in default or for any sum which Owner may expend or may be required by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. Within thirty
     (30)days after receipt of written notice that Owner has made application of all or any part of the said security deposit, Tenant shall deposit with Owner such additional funds as are necessary to restore the security deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the non-monetary terms, provisions, covenants and conditions of this Lease, the security not required to cure any monetary default or otherwise deducted as a result of the physical condition of the premises shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that, other than in connection with a valid disposition of this Lease in compliance with the terms of Article 64 hereof, it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successor or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     Tenant shall, at all times, maintain a rent security deposit equal to one
     (1) month's rent. On each base rent increase date, Owner shall invoice Tenant for, and Tenant shall deposit, such further sums with Owner as are necessary to satisfy this obligation.

42.  Restrictions on Use of the Demised Premises
     -------------------------------------------

     A. Subject to the provisions of this Lease, Tenant shall use the Demised Premises only as offices in accordance with the Certificate of Occupancy and for no other purposes.

     B. Tenant shall not use or permit the use of the Demised Premises or any part thereof in any way that would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purpose or in any unlawful manner or in violation of the Certificate of Occupancy for the Demised Premises or the Building, and Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner or for anything to be done therein or anything to be brought into or be kept therein that, in the judgment of Owner, shall in any way threaten to impair or adversely affect the character, reputation or appearance of the Building, the proper and economical operation of the Building or any systems, facilities or services used to operate or clean all or any part of the Building or the Demised Premises, or the use of any of the areas of the Building by Owner or any of the other Tenants or occupants of the Building. Tenant shall not install or use any equipment that, in the judgment of Landlord, could cause any adverse effect on the Demised Premises, the Building and/or the comfort and convenience of other Tenants and occupants of the Building.

43. Landlord shall construct offices in accordance with the attached layout/sketch to be provided by tenant to The Milowitz Group, all finishes to building standard and in accordance with Building Codes. Any additions/changes required by Tenant must be agreed to in writing by both parties and shall be at Tenant's sole cost to be paid upon written agreement.

     A. Landlord shall supply and install carpet and rubber base cove at Landlord's cost. Tenant shall have option of choosing carpet from Landlord's samples.

     B. Any work performed by Tenant or Tenant's contractors shall be performed in a good and workmanlike manner and shall comply with all rules and regulations of all

          Governmental Authorities having jurisdiction therein. If Tenant is providing build-out of space or makes any alterations to the space, the following paragraphs apply:

     C. Tenant, or any contractor or contractors employed by Tenant, or any other persons who will do work or install equipment for Tenant, shall be fully covered by Workmen's Compensation Insurance, and the Certificate by Tenant or any such contractor or persons as aforesaid. Tenant further covenants, at its own cost and expense, to take out and maintain at all times during the progress of such work and until completion thereof, public liability insurance policies covering Owner in compliance with the limits and such other conditions as set forth in Article 49 hereof, and certificates evidencing the policies shall be delivered to Owner prior to the commencement of any work hereunder.

     D. Tenant's contracts with its contractors and/or other persons who will perform work for the Tenant shall require said persons to look solely to the Tenant for payment and will hold Owner and the Building free from all liens and claims of all persons furnishing labor or materials therefor.

     E. Subject to the provisions of this Article, any and all machinery, equipment and fixtures installed by Tenant, which are not replacements of fixtures either furnished by Owner as part of Owner's work or pre-existing in the Demised Premises at the time of the commencement of this Lease (sometimes herein referred to as "Tenant's Property")shall remain personalty, notwithstanding the fact that it may be affixed or attached to the realty, and shall, during the term of this Lease or any extension thereof, belong to and be removable by Tenant, provided that (a)Tenant shall remove said installations prior to the expiration of such term, and shall repair any damage caused by said removal and shall deliver the Demised Premises to Owner in the same, or better condition, as upon the commencement of the term hereof, reasonable wear and tear excepted. Prior to the expiration of the term or sooner termination thereof, Tenant shall at its own cost and expense remove, from the Demised Premises, all of Tenant's property, except such items thereof as Tenant shall have expressly agreed in writing with Owner are to become the property of the Owner and Tenant shall repair any damage to the Demised Premises resulting from such removal. Any Tenant's property remaining in the Demised Premises after termination of this Lease (except such items as Owner and Tenant have expressly agreed in writing are to remain and become the property of Owner) shall be deemed to have been abandoned by Tenant or any sub-Tenant and either may be retained by Owner as its property or may be removed from the premises by Owner at Tenant's expense.

     F. Machinery, fixtures, chattels or equipment, if any, furnished or installed by Tenant, the cost of which is borne by Owner, shall become the property of Owner upon payment therefor by Owner, or reimbursement of Tenant by Owner, as the case may be, and shall not be removed by Tenant. Anything herein contained to the contrary notwithstanding, it is understood and agreed that all structural improvements, all plumbing lines and equipment (other than fixtures), all electrical wiring, conduit and equipment (other than free-standing lighting fixtures), all heating and ventilating installations made by Tenant, whether with or without contribution or reimbursement by Owner, shall forthwith become part of the Building and property of Owner.

          Tenant's failure to comply with any of the items and conditions of this Article will be deemed a default pursuant to Article 17 hereof.

44.  Utilities
     ---------

     A.   Electricity Service
          -------------------
          (1) Landlord shall contract directly with the public utility company for electric service for the Demised Premises. Tenant shall be responsible for the payment of the cost of such electric service. Such electric service may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. Landlord will, prior to the commencement date, install a sub-meter to measure Tenant's electric usage and Tenant shall pay for such electric usage at the same rate charged to Landlord by the utility company plus a three percent administrative fee.

          (2) Any additional feeders or risers to be installed to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be, at Landlord's option, installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant (including a connection fee of Three Hundred Fifty Dollars ($350.00) per kilovolt ampere, provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or materially interfere with or disturb other tenants or occupants of the Building. Tenant covenants that, at no time, shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform or permit the making or performance of any alterations to wiring installations or other electrical facilities in or serving the Premises or any additions to the business machines, office equipment or other appliances in the Premises which utilize electrical energy without the prior consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed.

          (3) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure, or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any public utility or other company servicing the Building with electricity or for any other reason, except if caused by Landlord's negligence or willful misconduct.

               Landlord reserves the right to estimate electric costs and Tenant specifically agrees to pay estimated costs per submeter which shall be confirmed by an outside source monthly.

               Landlord is willing to allow Tenant, at its own cost and expense, to install an approved direct meter for service to the space if it is determined to be possible to do so.

 45. Services
     --------

     (1) Cleaning services by Landlord at the additional charges of $1.50 per square foot, to building standards. No medical waste shall be removed by Landlord.

     (2) HVAC - Landlord shall install the HVAC system and Landlord shall maintain and repair same during the term of the Lease at the Landlord's sole cost and expense. Landlord shall install a Supplementary HVAC System in the 18'X 30' room (as hereinafter defined), which Supplementary HVAC System shall be maintained and repaired at Tenant's sole cost and expense using a contractor selected by Landlord and on the termination of the Lease, Tenant shall deliver the Premises with the Supplementary HVAC system in working order, free and clear of all liens and encumbrances. Landlord shall supply Tenant with Tenant's own heat and cooling, at Landlord's sole cost and expense, through the HVAC system.

           Heating is to be supplies from September 15 through May 14th and air conditioning from May 15th through September 14th. Landlord shall provide at least 68 degrees Ferenheit with respect to the heating of the Premises and maintain 74 degrees Ferenheit with respect to the cooling of the Premises.

           Landlord shall provide heating and cooling as described in the lease document. Landlord shall provide HVAC to Tenant's space based upon the building standard hours as follows:

           Monday through Friday:  8:00 AM to 6:00 PM
           Saturday:               8:00 AM to 2:00 PM
           Overtime HVAC can be supplied with prior notice at $75.00 per hour.

           Additionally, the separate air conditioning unit previously described shall be under the sole control of Tenant through the Supplementary HVAC System.

     (3) Service elevator other than Monday through Friday, 8:00 AM through 4:00 PM, at the rate of $50.00 per hour, subject to 48-hour written notice.

 46. Security Agreements
     -------------------

     A. Tenant covenants and agrees that no security agreement, whether by way of conditional bill of sale, chattel, mortgage or instrument of similar import, shall be placed upon any improvement made by Tenant which is affixed to the realty.

     B. In the event that any of the machinery, fixtures, furniture and equipment installed by Tenant in the Demised Premises are purchased or acquired by Tenant subject to a chattel, mortgage, conditional sale agreement or other title retention or security agreement, Tenant undertakes and agrees (1) that no such chattel, mortgage, conditional sales agreement or other title retention or security agreement or Uniform Commercial Code filing statement shall be permitted to be filed as a lien against the building and real property of which the Demised Premises form a part, and (2) to cause to be inserted in any of the above-described title retention, chattel, mortgage or security agreements the following provision:

           "Notwithstanding anything to the contrary herein, this chattel, mortgage, conditional sale agreement, title retention agreement or security agreement shall not create or be filed as a lien against the land, building and improvements comprising the real property in which the goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed."

     C. If any such lien or UCC financing statement, based on an agreement as above described, is filed against the building and improvements, of which the Demised Premises form a part, Tenant will, upon at least ten (10) days' prior written notice thereof from Owner, cause such lien or notice to be removed or discharged at Tenant's cost and expense, and Tenant's failure to do so shall constitute a breach of a material provision of this Lease.

47.  Mechanic's Liens
     ----------------

     A. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien upon the reversion of Owner, the Premises herein Demised or Owner's building and improvements, it being agreed that should Tenant cause any alterations, changes, additional improvements or repairs to be made to the Demised Premises, or material furnished or labor performed therein or thereon, neither Owner for the Demise Premises shall, under any circumstances, be liable for the payment of any expenses incurred or for the value of any such work done or material furnished to the Demised Premises or any part thereof, but all such alterations, changes, additions, improvements and repairs and materials and labor shall be at Tenant's expense and Tenant shall be solely and wholly responsible to contractors, laborers, and materialmen furnishing labor and material to said premises and building, or any part thereof, for or on behalf of Tenant.

     B. Tenant shall not suffer or permit any mechanic's liens to be filed against the fee ownership of the Demised Premises nor against Tenant's leasehold interest in said premises, by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or to any occupant of the Demised Premises. If any such mechanic's lien shall at any time be filed against the

           Demised Premises or the building and improvements thereon, Tenant shall, at its own cost and expense, cause the same to be cancelled and discharged of record by surety bond or appropriate cash deposit within thirty (30) days after the date of filing the same and notice thereof to Tenant, and Tenant shall indemnify and save harmless Owner from and against any and all costs, expenses, claims, losses or damages resulting therefrom or by reasons thereof.

      C. Tenant shall also defend on behalf of Owner, at Tenant's sole cost and expense, any action, suit or proceedings which may be brought thereon or for the enforcement of such liens or orders, and Tenant shall pay any damages and satisfy and discharge any judgment entered thereon and save harmless Owner from any claim or damage resulting therefrom.

      D. If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Owner, Owner may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding, and in any such event, Owner shall be entitled, if Owner so elects, to compel the prosecution of an action for the foreclosure of such mechanic's lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor, with interest, costs and allowances.

      E. Any amount paid by Owner for any of the aforesaid charges and all reasonable legal and other expenses of Owner, including reasonable counsel fees, in defending any such action in procuring the discharge of said lien, with all necessary disbursements in connection therewith, with interest thereon at the then legal rate of imputed interest from the date of payment, shall be repaid within a period of twenty (20) days after written demand therefor by Owner to Tenant, and may be treated as Additional Rent payable with the next installment of Annual Basic Rent.

      F. Prior to the commencement of any work in the Demised Premises by any general contractor employed by Tenant or by any sub-contractors employed by such general contractor, or sub-contractors employed by Tenant, Tenant shall:

           (1) furnish Owner with Tenant's written statement setting forth the name and business address of the Tenant's general contractor or sub-contractors employed by Tenant;

           (2) obtain and furnish to Owner a written list of all sub-contractors employed or to be employed by Tenant's general contractor and certified by the general contractor.

48.   Owner's Exculpation/No Recourse
      -------------------------------

       If the Owner or any successor-in-interest be an individual, joint venture, tenancy-in-common, co-partnership, unincorporated association, limited partnership or other unincorporated group of individuals, or a corporation (all of which are referred to below, individually, and collectively, as an "Owner Entity"), then, anything herein to the contrary notwithstanding, Tenant shall look solely to the interest of such Owner Entity in the building in satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner, in the event of any default or breach by Owner with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other property or assets of such Owner Entity or any member thereof, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

49.   Parties' Certificates
      ---------------------

       The Parties each shall, without charge at any time, and from time to time, within ten (10) days after request by the other, certify to any mortgagee, proposed assignee of any mortgagee, or proposed purchaser or any other person, firm or corporation specified by the requesting party:

      a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

      b) Whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of the Tenant to be performed or complied with (and, if so, specifying the same); and

      c) The dates, if any, to which the rental and other charges hereunder have been paid in advance.

 50. Liability Insurance and Indemnification
     ---------------------------------------

      A. During the term hereof, Tenant shall, at its own cost and expense:

          1) Obtain, maintain and keep in force, for the benefit of Owner, Managing Agent and Tenant, comprehensive general liability insurance covering the risks in the limits set forth below, on or about the Demised Premises (which shall include Tenant's assigns, if any):

              a)   Bodily Injury:

                   Each person...........$1,000,000.00
                   Each Occurrence.......$1,000,000.00

              b)  Property Damage:

                  Each Occurrence........$  500,000.00

              c) Completed operations and contractual liability with the same bodily injury and property damage limits stated in (a) and (b) above.

              d) Fire and extended coverage for Tenant's fixtures, alterations and inventory in an amount adequate to cover the cost of replacement, but not less than $100,000.00.

     B. Owner and its managing agent, Et-Al Management Corp., shall be named as an additional insured in said policies, as their interests may appear, and shall be protected against all liability occasioned by an occurrence insured against. All said policies of insurance shall be issued by insurance companies reasonably satisfactory to Owner and which are authorized to do business in the State of New York. Tenant shall deliver to Owner the policies of insurance, together with evidence of the payment of premiums thereon within ten (10) days of taking occupancy of the Demised Premises and furnish to Owner at least twenty (20) days prior to the expiration of any such policies, a new policy, with evidence of the payment or premiums thereon. The parties hereto agree that the payment of said premiums may be financed, as long as same are made and kept current. Said policies shall also provide that the insurer will give Owner at least thirty (30) days prior written notice of cancellation of said policy. If tenant fails to obtain such insurance, Landlord may do so and charge Tenant for the cost thereof, as additional rent.

     C. Notwithstanding the limits of insurance specified in this Article, Tenant agrees to indemnify Owner, its agents, servants and employees against all damage, loss or liability resulting from any of the risks referred to in this Article. Such indemnification shall operate whether or not Tenant has placed and maintained the insurance specified in this Article and whether or not such proceeds from such insurance actually are collectible from one or more of the insurance companies; provided, however, that Tenant shall be relieved of its obligations of indemnity herein Pro Tanto of the amount actually recovered from one or more of the insurance companies by reason of injury or damage to, or loss sustained on the Premises.

     D. Tenant shall pay all premiums and charges for all of said policies, and if Tenant shall fail to make any payment when due or carry any such policy, Owner may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Owner, with interest thereon, shall be repaid to Owner by Tenant on demand, and all such amounts so repayable, together with such interest, shall be considered as Additional Rent payable hereunder for the collection of which Owner shall have all of the remedies herein or by law provided for the collection of rent. Payment by Owner of any such premium or the carrying by Owner of any such policy, shall not be deemed to waive or release the default of Tenant with respect thereto.

     E. Tenant acknowledges that Owner will not carry insurance of any kind on Tenant's furniture, furnishings, finishes, or wall coverings and/or fixtures, equipment, and improvements, and agrees that Owner shall not be obligated to repair any damage thereto or to replace the same.

51.  Tenant's Conduct of Business
     ----------------------------

      Tenant covenants and agrees:

      A. To do all things necessary to keep the Demised Premises clean, orderly and neat at all times, and to prevent odors, all at Tenant's sole cost and expense, and to conduct its business in a proper manner.

      B. That Tenant shall conduct its operations in the Demised Premises in an orderly and proper manner so as not to annoy, disturb or be offensive to others.

      C. That Tenant shall not, at any time, discharge into the plumbing, sewage or drainage system, any waste materials which will result in the creation of a blockage in said system or otherwise adversely affect the proper and clean maintenance and operation thereof.

      D. That Tenant, at its sole cost and expense, shall provide regular exterminating and pest control services in the Demised Premises using Landlord's exterminator at regular intervals, in order to prevent the occurrence of any vermin in or about the Demised Premises.

52.   Adjustment of Rent for Increases in Real Estate Tax
      ---------------------------------------------------

      See Paragraph 83

53.   Assignment and Sub-Subletting Provisions
      ----------------------------------------

      Tenant shall have the right to assign or sublease to a parent, affiliate, or subsidiary with notice to the Landlord. Any permission required for other assignments or subletting shall not be unreasonably withheld or delayed by the Landlord. If Owner shall give its consent to any assignment of this lease or to any sublease, Tenant shall, in consideration therefor, pay to Owner, as additional rent:

      A. In the case of an assignment, 50% of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, any "Tenant Improvement Payment" as hereinafter defined).

      B. In the case of a sublease, 50% of all rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant (including, but not limited to any Tenant Improvement Payment) which is in excess of the Fixed Rent and additional rent accruing during the term of the sublease in respect of the sublet portion (at the rate per square foot payable by Tenant hereunder) pursuant to the terms of this lease.

      C. Any sums payable pursuant to this section shall be paid to Owner as and when, and to the extent, paid by the assignee or subtenant (as the case may be) to Tenant.

      D. For the purposes hereof, the term "Tenant Improvement Payment" shall mean sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then fair market value, and in the case of a rental, the then fair rental value.

      Any assignee or transferee shall assume and be deemed to have assumed this lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent and additional rent and for the due performance of all the terms, covenants, conditions, and agreements herein contained on Tenant's part to be performed for the term of this lease. No assignment shall be binding on Owner unless such assignee or Tenant shall deliver to Owner a duplicate original of the instrument or assignment in form reasonably satisfactory to Owner, containing a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Owner the aforesaid written consent, prior thereto.

54.   Rent Arrears, Etc.: Supplementing Article 25 of the printed form of lease:
      -----------------

      A. Owner, at Owner's option, shall have the right, when Tenant is in default in the payment of Fixed Rent or Additional Rent, to demand payment by certified, bank or teller's check, or by postal money order.

      B. In the event that any payment under this Lease shall be made in the form of a check from any person, firm or corporation other than the person, firm or corporation named in this Lease, the acceptance of same by Owner shall not, under any circumstances, be deemed recognition of a sub-letting or any assignment of this Lease, regardless of the number of times that such payment shall be made by such other person, firm or corporation.

      C.  Left Blank Intentionally.

      D. In the event that any check paid by or for the benefit of Tenant to Owner is dishonored, Tenant shall pay Owner as Additional Rent hereunder a charge of One Hundred Dollars ($100.00) in addition to any other late charge or right or remedy available due to such dishonored payment.

55.   Additional Rent
      ---------------

      A. All payments, other than Minimum Annual Rent required to be made by Tenant pursuant to this Lease (including, but not limited to, escalation charges, and any and all damages, interest, costs, fees and expenses caused by Tenant's default) shall be deemed additional rent and, in the event of any non-payment thereof, Owner shall have all rights and remedies provided for herein and by law for non-payment of Minimum Annual Rent in addition to whatever other remedies may be available to Owner.

      B. Unless expressly provided otherwise in this Lease, the amount shown as due to Owner (or Owner's agent) in all bills, invoices and statements to Tenant shall be due and payable by Tenant upon receipt without further demand. Any delay or failure of Owner or its agent to prepare and deliver any bill, statement or invoice shall not constitute a waiver of the right to collect any payment which may have become due during the term of this Lease, including without limitation, retroactive payments for any and all amounts unbilled.

      C. All payments of Minimum Annual Rent and additional rent pursuant to this Lease shall be made by Tenant with checks drawn upon a New York City bank. If Owner receives from Tenant any payment less than the full amount of the Minimum Annual Rent and additional rent then due and owing, Tenant hereby waives its right, if any, to designate the items to which such payment shall be applied and agrees that Owner, in its sole discretion, may apply such payment in whole or in part to any Minimum Annual Rent, any additional rent or to any combination thereof then due and payable hereunder.

      D. The losing party in any action or proceeding between Owner and Tenant shall pay the reasonable attorneys' fees, costs and disbursements of the prevailing party for such action or proceeding upon the assignment thereof by the Court or on demand. If a default of Tenant causes Owner to prosecute or defend an action or proceeding with a third party, Tenant shall pay the reasonable attorneys' fees, costs and disbursements of Owner for such action or proceeding on demand. If Owner suffers, pays or incurs any damages, losses, fees or expenses (including without limitation, reasonable attorneys' fees and disbursements) due to a default, act, omission or request of Tenant, Tenant shall pay the total amount thereof to Owner on demand.

      E. If all rent is not paid in full and actually received by Owner within fifteen (15) days after it is due and payable hereunder, Tenant shall pay Owner a late fee of 2% per month as additional rent. However, if the collection of such late fee at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest enforceable rate.

      F. References in this Lease to "rent," "Rent," "rents," "Rents," "rental," "Rental," "rentals" and "Rentals" shall mean and include Minimum Annual Rent and additional rent. The Minimum Annual Rent is the minimum rental due and payable without prior demand, offset or deduction. No decrease in any additional rent for any period shall yield an offset or deduction in any other rental or for any other period. References in this Lease to Tenant being "in default" and/or Tenant's "breach" or "default" shall mean and include each and every default, breach, misfeasance, nonfeasance, non-payment, or any other failure of Tenant to perform any of its obligations hereunder. If Owner gives notice of default and Tenant seeks declaratory relief and Tenant's time to cure is extended pending the outcome of such declaratory judgment action, Tenant shall be deemed to be "in default" under this Lease during the pendency of such action for the purposes of those rights that are exercisable by Tenant only if it is not "in default". All of Tenant's obligations to pay rent, to indemnify Owner and to obtain insurance shall survive the expiration of the term or sooner termination of this Lease.

      G. Owner's managing agent, Et-Al Management Corp., may give notices, demands, invoices, statements and/or bills to Tenant in Owner's behalf; any such notice, statement, invoice, demand or bill shall be deemed to have been given by Owner.

      H. The provisions of this Article shall supplement (not limit) other provisions of this Lease pertaining to the same matters as this Article and related matters.

56.   Owner's Right of Entry
      ----------------------

      A. Tenant shall permit Owner to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wiring in, to and through the Demised Premises, as and to the extent that Owner may now or hereafter deem to be necessary or appropriate for the proper operation and maintenance of the building of which the Demised Premises are a part. All such work shall be done, so far as practicable, in such manner as to avoid interference with Tenant's use of the Demised Premises, and as expeditiously as possible. The liability of Owner, if any, under this Article shall be limited to the prompt repair, at the sole cost and expense of Owner, of any damage caused to the Demised Premises by the Owner in the course of doing work under this paragraph.

      B. Upon providing forty-eight (48) hours advance written notice, Owner, or its agents or assignees, shall have the right to enter the Demised Premises during business hours for the purpose of making such repairs or alterations as Owner shall be required or shall have the right to make by the provision of this Lease. Owner shall attempt to do all such work at a time, and in a manner, that will not unreasonably inconvenience Tenant, significantly diminish Tenant's floor area or significantly disrupt Tenant's architectural layout. Owner shall be allowed to take all material into and upon the Demised Premises that may be required for repairs or alterations, without constituting an eviction of Tenant, in whole or in part, so long as any repair work by Owner is diligently prosecuted to completion. Owner shall also have the right, without prior written notice, to enter the Demised Premises at such other times as such entry may be required by circumstances of emergency affecting the Demised Premises or the building containing the same. In addition, Owner, or its agents or assignees, shall have the right to enter the Demised Premises upon providing twenty-four (24) hours prior written notice during business hours for the purpose of inspecting the general condition and state of repair of the Premises and the showing of the Premises to any prospective purchaser or mortgagee, such entry and inspection to be conducted in a manner calculated to not unreasonably interfere with the operation of Tenant's business or its customers.

     C. The rights granted to Owner by the terms of this Article shall be deemed supplementary to the provisions set forth in Article 13 of the printed portion of this Lease.

57.  Suspension of Services
     ----------------------

     Anything in this Lease to the contrary notwithstanding, Owner reserves the right to suspend the service of any utilities, when necessary by reason of accident or of repairs, alterations or improvements necessary to be made in the Demised Premises or the building of which it is a part, until such repairs, alterations or improvements shall have been completed, and Owner shall have no responsibility or liability for such suspension of services, provided Owner proceeds with diligence and continuity to complete such repairs, alterations or improvements and uses its best efforts to restore such services as soon as practicable. The foregoing shall not be deemed to impose upon Owner any obligations for the furnishing of any service, maintenance or repair other than is specifically set forth in this Lease.

58.  Condemnation
     ------------

     A. If the whole of the Demised Premises shall be taken under the power of eminent domain of any public or private authority, then this Lease and the term thereof shall cease and terminate, as of the date of such taking and any unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

     B. In the event that only a portion of the Demised Premises shall be taken under the power of eminent domain by any public or private authority, then this Lease and the term thereof shall continue in full force and effect, at option of either the Owner or the Tenant, provided, however, that Owner shall, at its expense forthwith restore what may remain of the Demised Premises to substantially the same condition as prior to the condemnation. There shall be a pro rata abatement of basic rent hereunder to the extent that the amount of floor space so taken compares to the amount of floor space prior to such condemnation, to compensate Tenant for its loss of use of such portion of the Demised Premises. The minimum rent reserved herein, and any other charges payable to Tenant hereunder, shall be suspended (provided Tenant is not then using the Demised Premises) for the period from the date of the taking until the remainder of the Demised Premises shall have been restored as aforesaid.

     C. Tenant shall not be entitled to any award for the loss of or loss in value of the leasehold, but only to an award for loss of or damage to its fixtures and/or equipment and to moving expenses, all to the extent allowed and solely in the event that such allowance does not, in any way, diminish the award to Owner. The respective damages to which Owner and Tenant are entitled by reason of any such taking shall be fixed and paid, respectively, to Owner and Tenant, as their interests appear, and in no event shall there be a merger of interest.

     D. Within fifteen (15) days after Owner receives written notice of any such taking or intention to take under power of eminent domain, Owner shall forward a copy thereof to Tenant.

59.  Damage or Destruction
     ---------------------

     A. If the Demised Premises shall be partially damaged by fire or other casualty, the damaged portions of the Demised Premises (but not Tenant's trade fixtures or personal property) shall be repaired by and at the expense of Owner (unless such fire or casualty resulted, in whole or in part, from any act or omission, whether negligent or otherwise, of Tenant or his agents, servants, contractors, employees, invitees, or assigns, in which case such repairs shall be at the cost and expense of Tenant), and the rent until such repairs shall be made shall be apportioned according to the part of the Demised Premises which is usable by Tenant. If Tenant shall have paid rent in advance, Owner shall repay to Tenant an amount equal to that portion of rent so paid in advance, payment of which is abated.

     B. If the Demised Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, Owner shall, within sixty (60) days after such fire or other casualty, give Tenant written notice of Owner's election whether:

          1) To terminate this Lease and thereupon the term of this Lease shall expire by lapse of time upon the third (3rd) day after such notice is given, and Tenant shall vacate the Demised Premises and surrender the same to Owner. If Tenant shall not be in default under this Lease, or if any monetary default existing at the time of the giving of such a notice is cured in full within three
              (3) days after delivery of said notice, then upon the termination of this Lease under the conditions provided for in the sentence immediately preceding, Tenant's liability for rent accruing subsequent to the fire or casualty shall cease and be apportioned as of the day following such fire or casualty, or

          2) To restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, and it is agreed that in such event, this Lease shall continue in full force and effect, but the rent, the additional rent, and all other payments and obligations of Tenant shall abate as of the date of such fire or other casualty, until the Demised Premises shall have been fully and completely restored or rebuilt by Owner and possession thereof shall have been delivered to Tenant.

              Should Owner elect to send Tenant written notice under subparagraph (1) of this Article 56B, and thereafter, within one
              (1) year of the giving of such notice, act nevertheless to restore or rebuild the Demised Premises in character, layout, area and equipment (but not Tenant's trade fixtures or personal property) substantially equal to the premises damaged or destroyed immediately prior to such damage or destruction, then and in such event, Owner agrees to give Tenant a thirty (30) day unilateral option to be exercised by Tenant in the method and manner otherwise set forth in this Lease, to resume occupancy for the remaining balance of the original lease term under all of the other terms and conditions set forth in this Lease.

     C. Owner shall not be liable for reasonable delay under the foregoing subparagraphs A or B if such delay arises by reason of adjustment of insurance on the part of Owner and/or Tenant or the reasonable delay on account of any cause beyond the control of Owner or contractors employed by Owner, including, but not limited to strikes, labor disputes and shortages of material.

     D. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and of any law now in force or hereafter enacted which, in substance, provides for termination of a lease of real property by reason of destruction or untenantability of the Premises demised thereunder caused by fire or other casualty and agrees that the provisions of this Article 57 shall govern and control in lieu of any such provisions of law.

60.  Signs
     -----

     A. Tenant shall not, without Owner's prior written consent, place or install any sign on the exterior of the Demised Premises, or the building of which it is a part, or on the inner or outer faces of the windows or doors of the Demised Premises. Tenant shall be permitted to install and maintain, at its own cost and expense, an exterior sign, provided the same receives the prior approval of Owner as to dimensions, shape, design, size, color, wording, material of composition and location. Tenant agrees that any exterior sign approved by Owner shall not be installed until all approvals and permits are first obtained by Tenant from governmental agencies having jurisdiction thereover and that all fees payable in connection with such installation, maintenance and permits shall be paid by Tenant.

     B. Tenant shall not place in the windows or in any display or other area visible to public view from the outside of the Demised Premises any flashing, blinking or animated sign or one which otherwise has variations in the intensity of illumination without first obtaining Owner's prior written approval.

     C. Tenant shall not, after having obtained the approval of Owner, change or alter any sign in any respect whatsoever, including but not limited to size, material of composition or location, without first obtaining the prior written approval of Owner, except that Tenant may change the phraseology in a sign previously approved by Owner without additional approval.

     D. In the event that Owner shall deem it necessary to remove any sign of Tenant in order to make any repairs, alterations or improvements in, to or upon the Demised Premises, or the building of which it is a part, Owner shall have the right to do so, provided the same be removed and replaced at Owner's expense, promptly upon completion of such repair, alteration or improvements.

61.  Replacement of Plate Glass
     --------------------------

     Tenant shall, at its own cost and expense, replace any and all plate or other glass damaged or broken from any cause whatsoever in and about the Demised Premises. Tenant shall, at its own cost and expense, either insure and keep insured all such glass in stock companies authorized to do business in the State of New York, naming the Owner as a party insured thereunder, or may act as a self-insurer for plate glass.

62.  Holdover by Tenant
     ------------------

     Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term. If Tenant remains in possession of all or any part of the Demised Premises after the end of said term, with the express or implied consent of Owner: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Owner upon the earlier of thirty (30) days prior written notice or the earliest date permitted by law. In such event, monthly rent (the reasonable value of use and occupancy) will be increased to an amount equal to one-half (l/2) of the sum of the Minimum Annual Rent plus all additional rentals payable during the last year of the term, and any other sums due for additional rent under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition and covenant contained in this Lease. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Owner to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

63.  Broker
     ------

     Tenant and Owner covenant, warrant and represent to each other that neither has had any dealings with any real estate broker, agent or finder in consummating the Lease other than Aegis Realty Corp. and Equis and that no conversation or prior negotiations were had with any individual or entity other than Aegis Realty Corp. and Equis concerning the renting of the

     Demised Premises. In reliance upon such representation, Owner agrees to pay any commission due to Aegis Realty Corp. and Equis. Pursuant to a separate agreement between Equis and the Landlord, Equis shall receive one (1) full commission based upon the net additional rentals arising from the transaction less $10,000.

     The parties agree to hold each other harmless from and against any claims for brokerage commissions arising out of any conversation of negotiations had by The Tenant with any other broker.

64.  Subordination and Attornment
     ----------------------------

     A. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all mortgages and building loan agreements, including without limitation, mortgages and building loan agreements and leasehold mortgages which may now or hereafter affect the Land and/or the Building and/or any of such Leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages and/or building loan agreements, and to all renewals, modifications, replacements, assignments, and extensions of such Leases, building loan agreements, mortgages and spreaders and consolidations of such mortgages. This Article shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly, at its sole cost and expense, execute and deliver any instrument in recordable form that Owner, the lessor of any such Lease or the holder of any such mortgage or any of their respective assigns or successors in interest may reasonably request to evidence such subordination and the Tenant hereby constitutes and appoints Owner the attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant in the event Tenant fails to execute such instrument within ten (10) days following delivery of written request therefor. The Leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article, are hereinafter sometimes called "Superior Leases" and the mortgages to which this Lease is, at the time referred to, subject and subordinate, are hereinafter called "Superior Mortgages" and the Lessor of a Superior Lease or its successor in interest at the time referred to is sometimes hereinafter called a "Lessor" and the holder of a Superior Mortgage or its successor in interest at the time referred to is sometimes hereinafter called a "Holder". This provision supplements Article 7 of this Lease.

     B. In the event of any act or omission of Owner which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, Tenant shall not exercise such right (1) until it has given written notice of such act or omission to the holder of each Superior Mortgage of record as of the date of the execution of this Lease, or of which Owner has given Tenant written notice, and (2) unless such act or omission shall be one which is not capable of being remedied by Owner or such Holder within a reasonable period of time, until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Holder shall have become entitled under such Superior Mortgage to remedy the same (which reasonable period shall in no event be less than the period to which Owner would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Holder shall, with due diligence give Tenant written notice of its intention to, and commence and continue to, remedy such act or omission. As of the date hereof, the parties entitled to receive notice under this Paragraph 63C are as follows:

          45-18 Court Square LLC and 45-18 Equity, at
          60 Morrow Avenue
          Scarsdale, NY 10583

     C. If the fee owner of the building which includes the Demised Premises, or the Holder of a Superior Mortgage, shall succeed to the rights of Owner under this Lease, whether through possession or foreclosure action or through termination for any reason of the leasehold estate covering the building which includes the Demised Premises or by delivery of a new lease or deed, then, at the request of such party so succeeding to Owner's rights (herein sometimes called "Successor Owner") and upon such Successor Owner's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Owner as Tenant's Landlord under this Lease. The foregoing provisions shall inure to the benefit of any such Successor Owner, and shall be self-operative upon any such demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any such Successor Owner, agrees to execute, from time to time, an instrument in confirmation of such attornment which is satisfactory to such Successor Landlord. Upon such attornment, this Lease shall continue in full force and effect for the remainder of the term originally demised under this Lease, as or as if it were a direct lease between the Successor Owner and Tenant upon all of the terms, covenants, conditions, agreements and provisions, as are set forth in this Lease, except that the Successor Owner shall not:

          1)  be subject to any offset not expressly provided for in this Lease.

          2) be bound by any previous modification of this Lease not expressly provided for in this Lease, or by any previous pre-payment of more than one month's rent, unless such modification or prepayment shall have been expressly approved in writing by the Successor Owner through or by reason of which the Successor Landlord shall have succeeded to the rights of Owner under this lease.

     D. Owner covenants and represents that it knows of no outstanding lawsuits, claims or judgments affecting or limiting Owner's right or authority to perform under this lease.

65.  Left Blank Intentionally
     ------------------------

66.  Modification - Financing
     ------------------------

     If, in connection with Owner's obtaining financing for the Real Property or any portion thereof, a bank, insurance company or other lending institution shall request reasonable modifications of this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created or otherwise and adversely affect Tenant's rights hereunder.

67.  Conditional Limitation
     ----------------------

     In the event that in any twelve (12) month period (A) a non-monetary default of the kind set forth in Article 17(l) shall have occurred or (B) Tenant shall have defaulted in the prompt payment of Minimum Annual Rent or Additional Rent, or any part of either, and Owner shall have commenced a summary proceeding to dispossess Tenant in each such instance, then, notwithstanding that such defaults may have been cured at any time after the commencement of such summary proceeding, any two (2) further defaults by Tenant within the ensuing twenty-four (24) month period shall be deemed to be a violation of a substantial obligation of this Lease by Tenant and Owner may serve a written three (3) days' notice of cancellation of this Lease upon Tenant and, upon the expiration of said three (3) days, this Lease and the term shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term and Tenant shall then quit and surrender the Demised Premises to Owner, but Tenant shall remain liable as elsewhere provided in this Lease. Tenant's payment of Minimum Annual Rent and/or Additional Rent shall be considered "prompt" if received by Owner within ten (10) days of the date that same is due.

 68. Bankruptcy
     ----------

     Without limiting any of the provisions of Article 16, 17 or 18 hereof, if pursuant to the Bankruptcy Code of 1978 and the Bankruptcy Code of 1986, as the same may be amended, Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 11 or any other provision of this Lease. Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean deposit of cash security with Owner in an amount equal to the sum of one year's Minimum Base Rent then reserved hereunder plus an amount equal to all additional rent payable under the provisions of this Lease for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Owner, without interest, for the balance of the term of this Lease as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (A) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (B) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised premises, shall be and become the sole and exclusive property of Owner and shall be paid over to Owner directly by such assignee. In addition, adequate assurance shall mean that any such assignee of this Lease shall have a net worth, exclusive of good will equal to at least fifteen
     (15) times the aggregate of the Minimum Annual Rent reserved hereunder plus all additional rent for the preceding calendar year as aforesaid.

69.  Hazardous Materials
     -------------------

     A. For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. #9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. #1801-1812; the Resource Conservation and Recovery

          Act of 1976, 42 U.S.C. #6901-6987; or any other similar laws (collectively, "hazardous materials laws").

     B. Tenant will not cause or permit the storage, use, generation, or disposition of any hazardous materials in, on, or about the demised premises or the Building by Tenant, its agents, employees or contractors. Tenant will not permit the Demised Premises to be used or operated in a manner that may cause the Demised Premises or the Building to be contaminated by any hazardous materials in violation of any hazardous materials laws. Tenant will immediately advise Owner in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the Demised Premises; and (2) all claims made or threatened by any third party against Tenant, Owner, or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials on or about the Demised Premises. Without Owner's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on or about the Demised Premises.

     C. Tenant will be solely responsible for and will defend, indemnify and hold Owner, its agents and employees, harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article, including, but not limited to, the removal, cleanup and restoration work and materials necessary to return the Demised Premises and any other property of whatever nature located on the Building to their condition existing prior to the appearance of Tenant's hazardous materials on the Demised Premises. Tenant's obligations under this Article will survive the expiration or other termination of this Lease.

70.  Left Blank Intentionally
     ------------------------

71.  Occupancy Prior to Commencement Date
     ------------------------------------

     In the event that Owner permits Tenant to occupy the Demised Premises prior to the commencement date, such occupancy shall be upon all of the terms and conditions contained in this Lease except that Tenant shall pay a pro-rated rent for the period to the commencement date and shall be responsible for all other charges provided for under the Lease.

72.  Waste Removal, Etc.
     -------------------

     Tenant shall, at its own cost and expense, promptly dispose of all garbage, ashes and waste arising from the conduct of its business in the Demised Premises at such times and in such manner so as to avoid any obnoxious or offensive smells or odors therefrom or otherwise materially interfering with the comfort and quiet enjoyment of the other occupants of the building. Tenant further covenants and agrees, at the Tenant's own cost and expense, to keep the drain waste and connections with mains free from obstruction to the reasonable satisfaction of the Landlord, its agents and all authorities having jurisdiction thereof. Tenant further covenants and agrees that Tenant will, at Tenant's own cost and expense, keep and maintain the interior in good order and repair. (See paragraph 45(l) of Rider).

73. Irrespective of the place of execution or performance, this agreement shall be governed by and construed in accordance with the laws of the State of New York. This agreement shall be construed without regard to any presumption or other rules requiring construction against the party causing this agreement to be drafted. If any words or phrases in this agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this agreement and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. All terms and words used in this agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender, as the context may require.

74.  Left Blank Intentionally
     ------------------------

75.  Notice of Owner's Default
     -------------------------

     In the event of any alleged default in the obligation of Owner under this Lease, Tenant will deliver to Owner written notice listing the reasons for Owner's default and Owner will have thirty (30) days following receipt of such notice to cure such alleged default or, in the event that the alleged default cannot reasonably be cured within a thirty (30) day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Owner will be sent to any holder of a mortgage or other superior lien on the Building or this Lease of which Tenant has been notified in writing, and any such holder will also have the same time periods to cure such alleged default.

76.  Modifications Requested by Mortgagee
     ------------------------------------

     If any actual or prospective holder of a fee or mortgage interest in the Building, the improvements thereon, the land thereunder or any leasehold interest in either, requires the modification of this Lease in such manner as does not materially lessen Tenant's rights or increase its obligations hereunder, Tenant shall not withhold or delay its consent to such modification and shall execute and deliver such confirming documents therefor as such holder requires.

77.  Conflict Between Rider and Printed Lease
     ----------------------------------------

     If and to the extent that any of the provisions of any Rider to this Lease conflict or are otherwise inconsistent with any of the printed provisions of this Lease, whether or not such inconsistency is expressly noted in the Rider, the provisions of the Rider shall prevail. The description of a particular right or remedy of Owner shall not be deemed exclusive or otherwise limit, waive or impair Owner's resort to any or all other rights and remedies available. The terms "Owner" and "Landlord" whenever used in this Lease shall have the same meaning. The meaning and effect of this Lease shall not be determined subject to any presumption against Owner as drafter. The doctrine of "ejusdem generis" shall not be applied to limit a general description to the same class or category of things or matters contained in the list (or specific description) which the general description follows or otherwise relates to. If a word or phrase contained in a prior draft of this Lease was deleted intentionally, the meaning and effect of this Lease shall be determined as if the language stricken had not been included in any prior draft.

78.  Left Intentionally Blank
     ------------------------

79.  Partial Invalidity/Joint Liability
     ----------------------------------

     If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provisions to persons or circumstances other than those to which it is held void, unenforceable or invalid shall be valid and enforced to the fullest extent permitted by law. If there shall be more than one Tenant, they shall all be bound, jointly and severally, by the terms, covenants and conditions of this Lease.

80.  Indemnity: Supplementing Article 8 of the printed form of this lease.
     ---------

     A.   Tenant agrees to indemnify and save harmless Owner from and against
          (a) all claims of whatever nature against

          Owner arising from any negligent or improper act or omission of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, (b) all claims against Owner arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Demised Premises, and (c) all claims against Owner arising from any accident, injury or damages which result or are claimed to have resulted from an act or omission of Tenant or Tenant's contractors, agents, servants, employees, invitees or visitors. This indemnity shall not apply to the extent that any of the claims described above are caused by the negligent act or omission of Landlord, its contractors, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity from and against any and all liabilities, fines, suits, demands, costs and expenses (including without limitation, reasonable attorneys' fees) of any kind or nature incurred in or in conjunction with any such claim or proceeding brought thereon, and the defense thereof.

     B. Tenant's indemnity set forth in this Article 80 shall extend and apply to each Superior Lessor and Superior Mortgagee.

81.  Requirements of Law
     -------------------

     Supplementing Article 6 of the printed form of Lease, Tenant's obligation to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards relating to Tenant's manner of use of the Demised Premises shall include, but shall not be limited to, all requirements relating to environmental matters by reason of Tenant's manner of use of the Demised Premises (whether or not such requirement would otherwise be the responsibility of Owner under said laws, orders or regulations) including, but not limited to, the storage, treatment, handling or transportation of hazardous waste.

82.  Restrictions on Tenant's Use
     ----------------------------

     Under no circumstances may the Demised Premises or any portion thereof be used for residential purposes. Tenant understands that any such use shall be a material default under the Lease and, notwithstanding anything herein to the contrary, shall entitle Landlord to immediately send Tenant a notice of cancellation of this Lease. Tenant further understands and acknowledges that the Building is not, has not been and is not intended to be an Interim Multiple Dwelling within the meaning of Section 280 et seq. of the New York Multiple Dwelling Law or any other type of multiple dwelling.

83.  Tax Escalation
     --------------

     The rent payable by Tenant during each lease year shall be adjusted in accordance with this Article:

     A) Definitions: For the purpose of this Article, the following definitions shall apply:

          1. The term "Base Tax Year" shall mean the fiscal year commencing July 1, 1999 and ending June 30, 2000.

               The term "Tax Year" shall mean any year commencing July 1st and ending June 30th which covers any portion of the term of this Lease.

          2. The term "Percentage" shall mean sixteen and two-thirds (16-2/3%)percent.

          3.   The term "Building" shall mean the land and building known as:
               45-18 Court Square, Queens, N.Y. a/k/a 45-17 Pearson Street, Queens, N.Y.

          4. The term "Real Estate Taxes" shall mean all taxes levied, assessed or imposed at any time by any governmental authority upon or against the Building and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from the Building to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes upon or against the Building.

     B.   Real Estate Taxes

          1. In the event that the Real Estate Taxes payable during any Tax Year subsequent to the Base Tax Year shall exceed the amount of Real Estate Taxes payable during the Base Tax Year (whether any such excess results from a higher tax rate or an increase in the assessed valuation of the Building, or both), Tenant shall pay to Landlord, as additional rent for such subsequent Tax Year, an amount equal to The Percentage of the excess. After receipt of the tax bills which indicate that Real Estate Taxes payable for any subsequent Tax

               Year will exceed the Real Estate Taxes for the Base Year, Landlord shall furnish to Tenant a statement of the additional rent payable under this subdivision (B).

               Such statement shall set forth the Real Estate Taxes payable for such subsequent Tax Year and shall show an amount equal to The Percentage of the said excess, which amount shall be due from Tenant to Landlord, as additional rent, within ten (10) business days after receipt of the aforesaid statement; copies of the tax bills of the City of New York shall be sufficient evidence of the amount due under this Article, upon request.

          2. The amount of Real Estate Taxes actually payable by Landlord during the Base Tax Year shall be used in the computation of the amount of additional rent payable under this subdivision,
               (B) until the amount of the Real Estate Taxes payable during the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise. In the event of such reduction, the reduced amount of such taxes shall thereafter determine the amount of additional rent payable by Tenant pursuant to this subdivision (B), the additional rent theretofore paid or payable hereunder shall be recomputed on the basis of such reduction.

          3. If Landlord shall receive a refund of any portion of the Real Estate Taxes payable during any Tax Year after the Base Tax Year, based upon which Tenant shall have paid additional rent as provided in this subdivision (B), then as a result of such a reduction of said Real Estate Taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall, within ten (10) business days after receiving the refund, pay to Tenant the Percentage of the refund, less the percentage of reasonable expenses (including but not limited to attorneys' and appraisers' fees) incurred in connection with any such application or proceeding.

    C. In no event shall the annual fixed rent under the Lease (exclusive of the additional rents under this Article) be reduced.

    D. All of the additional rent payments required under this Article shall be appropriately prorated for any partial Tax Year occurring during the first and last years of the term of this Lease. Landlord's failure to prepare and deliver any of the foregoing tax bills, statements or bills of Landlord's failure to make a demand, shall not in any way waive or cause the Landlord to forfeit or surrender its rights to collect the additional rent required to be paid under this Article.

     E. In the event of a default by Tenant of any of the terms, covenants and conditions of the Lease on the part of Tenant to be performed, Landlord shall terminate the Lease as a result thereof, Landlord shall have any and all of the rights and remedies available to Landlord under the provisions of the Lease or otherwise with regard to the collection of the additional rent required to be paid by Tenant under the terms of this Article.

84.  A.   "Operating Expenses" shall consist of expenses that are directly
           ------------------
          attributable to the operation, maintenance, management and repair of the Real Property. Tenant shall pay 1/6th of the increase in Operating Expenses (" Expense Increase") incurred in connection with the Real Property over the base year of 1999 as and for additional rent.

     B.   Operating Expenses shall exclude:

          a.   Capital Improvements.

          b. The cost of any repair made by the Landlord because of the total or partial destruction of the Real Property or the condemnation of a portion of the Real Property.

          c. Any costs which are reimbursed by insurance proceeds or any other source.

          d. Expenses of Landlord in curing its defaults or performing work expressly provided for in the Lease to be borne at Landlord's expense (including work for other tenant(s) in the Real Property).

          e. The cost of marketing and leasing the Real Property, including leasing commissions, advertising and other marketing costs, and related legal, accounting and other professional services; costs to prepare space for occupancy by any tenants of the Real Property and for renovating, repainting, decorating, redecorating, planning, designing space for any tenants (including Tenant) and the cost of any credits, allowances, or other payments or rent waivers or concessions granted to any tenant (including Tenant).

          f. Landlord's cost of electricity and other services sold to tenants, including retail tenants and the parking garage operator, if any, which services are not standard for the Premises, or are not available to Tenant without the necessity of paying a separate additional charge.

          g. Costs incurred by Landlord in exercising remedies against tenants of the Real Property who violate terms of their leases.

          h. Sums paid by Landlord for any indemnity, damages, fines, late charges, penalties or interest for late payment, or to correct violations of building codes or other laws or regulations relative to the Real Property which are not Tenant's obligation under the Lease.

          i. Any costs incurred to remedy defects in the structure or systems of the building located on the Real Property which are not Tenant's obligations under the Lease.

          j. Costs incurred to investigate and respond to hazardous materials contamination, exposure or release (including hazardous substances in the ground water or soil, provided the hazardous material was not stored, used or disposed of by Tenant in violation of law).

          k. Any employee salaries and other compensation and/or health benefits or other such benefits for the personnel of Landlord above the level of building manager.

          l. Costs of goods or services furnished by entities affiliated with Landlord to the extent that such costs exceed the cost that would have been incurred in an arm's length transaction with an unrelated party.

          m. Costs of Landlord's general overhead and general administrative expenses (individual, partnership or corporate, as the case may be), which costs would not be chargeable to operating expenses of the Real Property under generally accepted accounting principles consistently applied.

          n. Payments of principal, interest, ground rent or any other financing or refinancing costs on any mortgages, deeds of trust, ground leases or other encumbrances, whether secured or unsecured on the Real Property, including any equipment, fixtures or improvements therein, or any penalties or late charges relating thereto.

          o. Depreciation and amortization of the building or any fixtures or improvements located on the Real Property; and

     C. Upon request, Landlord will provide accountant's a breakdown of operating costs compared against Base Year for any year in which an additional charge is billed to Tenant.

     D. Any additional rent charged may be used as an estimate for the next year's billings and will be paid by Tenant in twelve (12) equal installments together with all other rent charges. Any adjustments will be made based upon the following year's actual costs.

     E. If Tenant disputes figures provided by Landlord's accountant, Tenant, at Tenant's sole cost, upon reasonable notice, may review the books and records within thirty (30) days receipt of accountants' certification of costs. All reviews shall take place at Landlord's place of business during normal working hours. The books and records shall be kept in accord with generally accepted accounting principles consistently applied.

          In no event shall any rent adjustment hereunder result in a decrease in the fixed/minimum annual rent.

85.  ICIP Abatement
     --------------

     The Landlord and Tenant agree to cooperate in an application for ICIP Abatement of Taxes.

86.  Capital Improvements
     --------------------

     In the event any new law, rule, ordinance or regulation takes effect after the date hereof and requires the Landlord to do any work of a capital nature in the Demised Premises and/or the building, the Tenant shall pay, in equal monthly installments over the remainder of the lease term to the Landlord, of the cost multiplied by the remaining months under the Lease divided by one hundred twenty (120). The monthly payments shall commence within thirty (30) days after written demand together with a copy of the applicable invoice as for additional rent.

87.  Notices
     -------

     Supplementing the terms of Article 27 hereof, a copy of any notice by Tenant to Owner shall be sent to:

                          Et-Al Management Corp.
                          60 Morrow Avenue
                          Scarsdale, New York 10583

     and to:

                          Seymour Hurwitz, Esq.
                          36 West 44th Street
                          New York, New York 10036

     and a copy of any notice by Owner to Tenant shall also be sent to:

                          Community Network, Inc.
                          48-18 Court Square
                          Long Island City, N.Y. 11101

     and a courtesy copy (it being agreed that the failure to deliver such courtesy copy shall not vitiate any notice otherwise properly given) to:

                          Littman, Krooks, Roth & Ball, P.C.
                          655 Madison Avenue
                          New York, NY 10017
                          Att: Stuart S. Ball, Esq.

88.  Lease Not Binding Unless Executed and Delivered
     -----------------------------------------------

     This lease shall not bind Owner unless and until it has been (i) signed and delivered by Tenant; (ii) received and accepted by Owner; and (iii) then countersigned and redelivered by Owner to Tenant. The execution and delivery of this Lease by Tenant shall constitute its irrevocable offer to enter into this Lease. The Owner warrants and represents, upon which warranty and representation that he understands that the Tenant shall rely in the execution of this Lease, that Owner has the full right and lawful authority to execute this Lease for the term thereof.

89.  Tenant's Federal Tax I.D. Number
     ---------------------------------

     Tenant states that its Federal Tax Identification Number (the "Number") is 11-331-0798. From time to time, upon Owner's request, Tenant shall confirm in writing that the Number provided by Tenant is correct and, if it is missing or incorrect, what the correct number is. Tenant shall indemnify Owner from and against any and all liability for any claim, fine, penalty, cost or expense (including attorneys' fees) paid, suffered or incurred by reason of Tenant's failure to comply with this Article.

90.  Miscellaneous
     -------------

     A.   No Offer.

          This Lease is offered to signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

     B.   Signatories.

          If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy and/or this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     C.   Authority.

          If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing entity qualified to do business in the State of New York and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     D.   Merger.

          This Lease represents the entire understanding of the parties hereto and all prior understandings or agreements between the parties are merged in this agreement.

     E.   Pornographic Uses Prohibited.

          Tenant agrees that the value of the Demised Premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment or for certain other purposes. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises and shall not permit or conduct any obscene, nude or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called "rubber goods shop", or as a sex club of any sort, or as a "massage parlor", nor shall the Demised Premises be used for erotic dancing, a night club or for the preparation or serving of food or beverages. Tenant further agrees that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if, at any time, Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. "Pornographic material" is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects or instruments that are primarily concerned with lewd or prurient sexual activity.

91.  Landlord's Work
     ---------------

     Landlord shall, at Landlord's cost and expense, provide a "Turn-key" buildout of the Demised Premises utilizing the Building standard specifications and finishings, including, without limitation, providing tie-ins to the Building fire and life safety systems, a sprinkler system, one (1) supplemental HVAC system for a "network room" of not more than five hundred and forty (540) square feet and ductwork for the HVAC System ("Landlord's Work") based on mutually accepatable design, construction, mechanical and electrical plans to be provided by Tenant within thirty (30) days after the date hereof ("Tenant's Plans") or attached hereto.

     Notwithstanding the foregoing, Owner shall not be required to expend more than Twenty-five ($25.00/sq.ft.) Dollars per square foot to perform Landlord's Work ("Landlord's Maximum Cost"). This is exclusive of any direct meter installation costs should Tenant install same under Paragraph 44(3). If the cost of Landlord's Work, as reasonably determined by Landlord after receipt of Tenant's Plans, would exceed Landlord's Maximum Cost, and/or exceeds Building standards, Tenant shall either (a) revise Tenant's Plans to reduce the cost of Landlord's Work or (b) agree to pay the excess to

     Landlord, as additional rent. If Landlord has not, for any reason, approved Tenant's Plans by the close of business on June 21, 1999, this lease may be terminated by Landlord by written notice to Tenant and, upon the return to Tenant of all sums paid by Tenant to Landlord on the execution hereof. This lease shall become null and void and of no further force or effect and each of the parties released and relieved from any further obligation hereunder. Tenant shall be entitled to utilize a portion of Landlord's Maximum Cost to pay the reasonable and standard fees of Barry Milowitz and Tenant's design consultant, in which event such fees shall be deducted from the amount Landlord would otherwise be required to expend to perform Landlord's Work.

     Landlord's Work shall be deemed to have been substantially completed ("Substantial Completion" or "Substantially Completed") when Landlord's Work is so completed that Tenant may use the Demised Premises for the performance of such work in the Demised Premises as Tenant shall determine is necessary for Tenant's use of the Demised Premises, without material interference.

     If Landlord has not Substantially Completed Landlord's Work within one hundred twenty (120) days after Tenant's Plans have been submitted to and approved by Landlord, Tenant shall be entitled to a credit against the next installment of the Minimum Annual Rent of one (1) day for each day after such one hundred twentieth (120th) day.

92.  Right of First Offer - In the event any space becomes available for lease
     --------------------
     by Landlord (the "Availability"). Landlord shall offer same to Tenant or on the same terms at which Landlord intends to offer it to others. Said terms ("the Offer Terms") shall be incorporated into a letter ("the Offer Letter") to be sent to Tenant by facsimile. The date the Offer Letter is sent shall be the Offer Date. Within two weeks of the Offer Date Tenant may notify Landlord in writing of its intention to accept the offer ("the Acceptance"), in which event Landlord and Tenant shall in good faith enter into negotiations to execute a lease document based upon the Offer Terms. If Tenant does not tender the Acceptance or if within three weeks of the date of the Acceptance Landlord and Tenant are unable to execute a lease document, then neither party shall have any further obligation to each other with regard to the Availability.

     See also Paragraph 94D.

93.  Building Security - Upon Tenant's occupancy of the third floor, Landlord
     -----------------
     will install security cameras at the front and rear entrances of the building and provide a security guard or concierge by the front door during normal business hours.

94.  Existing Leases
     ---------------

     A. The term of that certain lease between Landlord and Tenant for Suite 502 of the Building (the "502 Lease") shall terminate on the Commencement Date or such later date that Tenant vacates and surrenders Suite 502. Tenant shall vacate and surrender Suite 502 in the manner provided for in the 502 Lease on the date Tenant commences the operation of Tenant's business in the Demised Premises. Notwithstanding such termination, Tenant shall remain liable for all of the obligations of Tenant under the 502 Lease to and including the date Tenant vacates Suite 502 and the same shall constitute Additional Rent hereunder.

     B. The term of that certain lease between Landlord and Tenant for Suite 403 of the Building (the "403 Lease") shall terminate on the Commencement Date or such later date that Tenant vacates and surrenders Suite 403. Tenant shall vacate and surrender Suite 403 in the manner provided for in the 403 Lease on the date Tenant commences the operation of Tenant's business in the Demised Premises. Notwithstanding such termination, Tenant shall remain liable for all of the obligations of Tenant under the 403 Lease to and including the date Tenant vacates Suite 403 and the same shall constitute Additional Rent hereunder. In consideration of Landlord's agreement to terminate the 403 Lease, Tenant hereby waives the repayment from Landlord of the $24,846.81 refund Tenant is due for overbilling of electric charges.

     C. The $20,831.50 security deposit held by Landlord under the 502 and 403 Leases (the "Existing Deposits") shall be applied by Landlord toward the security deposit provided for under Article 41 hereof; as such, Tenant shall be required to deposit $11,668.50 on execution of this Lease. Notwithstanding the foregoing, in the event Landlord applies any portion of the existing deposits as a result of Tenant's default under the 502 Lease, the 403 Lease, or this Lease, Tenant shall be obligated to pay to Landlord any such sum so applied.

     D. Notwithstanding the above, Tenant shall be granted First Right of Refusal the first time Suite 403 and/or 502 are marketed for rental. Upon notification by Landlord of its intent to rerent the space together with the termination for said rental, Tenant shall have ten days in which to respond in writing via Certified Mail of its

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

          intent to lease Suites 403 and 502 in its entirety or separately. Failure to notify Landlord timely shall be deemed a waiver of this First Right of Refusal.

          See also Paragraph 92.

95.  Miscellaneous - Landlord will make reasonable efforts to provide Tenant
     -------------
     with an acceptable Non-Disturbance Agreement. Landlord will provide access 24 hours a day, 7 days a week.

96.  Option To Extend Term
     ---------------------

     A. Provided Tenant is not then in default at the time of exercising the option herein or at the time of the commencement of the extension period, Tenant shall have the option to extend the Term for an additional period of five (5) years (an "Extension Period"), such Extension Period to begin immediately upon the expiration of the original Term. All of the terms, covenants, and provisions of this Lease shall apply to each such Extension Period, except that the Fixed Annual Rent shall be as set for in Paragraph B of this Article and Tenant shall have no further right to extend the Term.

     B. The Minimum Annual Rent payable during the Extension Period shall be the greater of (a) Four Hundred Twenty Thousand ($420,000) Dollars per annum or (b) the then fair market rental value of the Demised Premises in its then "as is" condition, taking into account new carpeting and painting as called for in Paragraph 96D herein, after receipt of Tenant's notice of Tenant's election to extend the Term, Landlord and Tenant shall attempt to agree upon the Minimum Annual Rent for the Extension Period. If the parties are unable to agree, either party may, on notice to the other, submit the matter to the American Arbitration Association in New York City for a determination before a single arbitrator. As a part of such arbitration, each party shall submit a statement setting forth its determination as to the fair market rental value of the Demised Premises. The arbitrator shall select either Landlord's determination or Tenant's determination (it being agreed that any other determination by an arbitrator shall be null and void) and the party whose determination is not selected by the arbitrator shall pay the costs and expenses of the arbitration. Each party shall bear the expense of its attorneys, appraisers, and expert witnesses.

     C. The option to extend the Term hereof shall be exercisable only by Tenant's serving written notice of its exercise

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

          thereof upon Owner in the manner herein contained for the giving of notices, no less than one (1) year and no more than thirteen
          (13) months prior to the expiration of the initial Term, time being of the essence.

     D. On the commencement of the Renewal Term, Landlord shall paint and recarpet the Demised Premises using Building standard paint and carpeting.


WITNESSES:                               OWNER:  45-18 COURT SQUARE
                                                 LONG ISLAND CITY, N.Y.


       [ILLEGIBLE]                   BY:         [ILLEGIBLE]
----------------------------              ----------------------------

                                         TENANT: COAXICOM, INC.
                                         (dba COMMUNITY TELEPHONE)


       [ILLEGIBLE]                     BY:       Scott Matukas
----------------------------              ----------------------------

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